UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

August 24, 2011

Date of Report (Date of earliest event reported)

Rentrak Corporation

(Exact name of Registrant as specified in its charter)

Oregon	000-15159	93-0780536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7700 NE Ambassador Place

Portland, Oregon 97220

(Address of Principal Executive Offices and Zip Code)

503-284-7581

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Rentrak Corporation (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K filed on August 30, 2011, for the sole purpose of disclosing the Company’s decision regarding the frequency with which it will include advisory votes on the compensation of its named executive officers in future annual meeting proxy materials. No other changes have been made to the Current Report on Form 8-K filed on August 30, 2011.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of shareholders held on August 24, 2011, the Company’s shareholders voted, on an advisory basis, in favor of holding advisory votes on named executive officer compensation every year. In light of these results, the Company has determined to hold an advisory vote on named executive officer compensation every year until the next advisory vote on the frequency of future votes on named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2012

RENTRAK CORPORATION

By:	/s/ David I. Chemerow
Name: David I. Chemerow
Title: Chief Operating Officer, Chief Financial Officer and Secretary